Trust Expenses (iShares S&P GSCI Commodity-Indexed Trust [Member])	12 Months Ended
Dec. 31, 2011
iShares S&P GSCI Commodity-Indexed Trust [Member]
Trust Expenses

4 - Trust Expenses

The Trust is not expected to directly bear any ordinary recurring expenses. The Sponsor has agreed to pay the following administrative, operational and marketing expenses: (1) the fees of the Trustee, Delaware Trustee, Trust administrator and processing agent, (2) NYSE Arca listing fees, (3) printing and mailing costs, (4) audit fees, (5) tax reporting costs, (6) license fees, and (7) up to $100,000 per annum in legal fees. The Sponsor has also paid the costs of the Trust's organization and the initial sales of the Shares, including applicable SEC registration fees.